SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                September 4, 2001
                        (Date of Earliest Event Reported)

                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



        Delaware                     1-13175                    74-1828067
    (State or other          (Commission File Number)         (IRS Employer
      jurisdiction                                             Identification
     of incorporation)                                             Number)

                                One Valero Place
                            San Antonio, Texas 78212
          (Address of principal executive offices, including Zip Code)
                                 (210) 370-2000
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

               On September 4, 2001, Valero Energy Corporation issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) - Not applicable.

(b) - Not applicable.

(c) Exhibits.


    99.1       Press Release issued on September 4, 2001 by Valero Energy
               Corporation




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      VALERO ENERGY CORPORATION




Date:  September 6, 2001                              By:/s/ Jay Browning
                                                         -----------------------
                                                      Name:  Jay D. Browning
                                                      Title: Corporate Secretary




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                                  EXHIBIT INDEX




    99.1       Press Release issued on September 4, 2001 by Valero Energy
               Corporation